Exhibit 99.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Subscription Agreement”) is made as of _____________ ___, 202__, by and between CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC., a Colorado corporation, and the investor or investors identified on the signature pages hereto (collectively, the “Investor”).

The parties agree as follows:

1.       Subscription

(a)    The Company has authorized the sale and issuance to the Investor and other investors (“Other Investors”) of up to 6,250,000,000 shares of its common stock (each, a “Share” and collectively, the “Shares”), without par value, at the price of $0.0008 per Share.

(b)    The offer and sale of the Shares (the “Offering”) are being made pursuant to an effective Registration Statement on Form S-1 (File No. 333-267039), as it may be amended or supplemented from time to time (the “Registration Statement”), filed by the Company with the United States Securities and Exchange Commission (the “Commission”), and the definitive prospectus dated December 5, 2023 (the “Base Prospectus”), and if applicable, any supplement thereto (a “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing supplemental information regarding the terms of the Offering and other information that may be filed with the Commission. The Prospectus, together with any documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

(c)     The Investor shall purchase from the Company, as provided in Section 2, the number of Shares set forth on the Investor’s signature page (the “Investor Shares”) for the price set forth on said signature page next to the caption “Purchase Price” (the “Purchase Price”). If the Investor does not pay for the Investor Shares by 5:00 p.m., Central Time, on the tenth business day after the date shown above, the Company may terminate this Subscription Agreement.

(d)    The Investor understands that certain shareholders of the Company may offer and sell up to 3,837,154,885 Shares pursuant to the Prospectus.

(e)     The Company shall have no obligation under this Subscription Agreement unless it is accepted and countersigned on behalf of the Company by one of its officers.

2.       Payment for and Delivery of Shares.

(a)     The Investor shall pay the Purchae Price for the Investor Shares by check payable to the Company or by wire transfer in accordance with the transfer instructions set forth on the signature page. The Investor Shares shall be deemed to have been paid for upon the clearance of such check (or upon its delivery if it is a bank cashier’s check or certified check) or upon the delivery of payment by such wire transfer (the “Payment Date”). On the Payment Date, and by virtue of payment for the Investor Shares, they shall be issued to the Investor and the Company shall cause its transfer agent to register the Shares in book entry form in the name of the Investor and promptly deliver to the Investor evidence of such registration of ownership in book entry form in the name of the Investor.

(b)    The Company’s obligation to sell the Investor Shares to the Investor and its obligation to purchase them shall be subject to the absence of any stop order pursuant to Section 8A under the Securities Act of 1933 (the “Securities Act”) suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Base Prospectus or the initiation or threat of such proceeding. If such stop order shall be issued and shall not have been withdrawn within ten business days, the Investor may rescind this Supscription Agreement and if it has paid the Purchase Price, receive a refund thereof.

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3.       Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Investor, that, as of the date hereof and as of the Payment Date:

(a)     The Company has all requisite right, power and authority to enter into this Subscription Agreement, to authorize, offer, sell and issue the Investor Shares as contemplated by hereby and to perform its obligations hereunder. This Subscription Agreement has been duly authorized, executed and delivered by the Company, and, assuming that the Investor is bound hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

(b)    The Investor Shares have been duly authorized and, when issued as provided herein, will be validly issued, fully paid and non-assessable.

(c)    The Registration Statement is effective under the Securities Act and no order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, have been threatened by the Commission.

(d)    The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s articles of incorporation, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts as are not, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Subscription Agreement.

4.       Representations and Warranties and Covenants of the Investor. The Investor represents and warrants to the Company that, as of the date hereof and as of the Payment Date:

(a)    The Investor (i) understands that an investment in the Shares involves an extremely high degree of risk and that the Investor may lose a substantial part or all of its investment, (ii) the information that it has furnished on its signature page is true and correct as of the date hereof and will be true and correct as of the Payment Date and (iii) in connection with the its decision to purchase the Investor Shares, it has received the Disclosure Package prior to signing this Subscription Agreement and is relying only thereon in making its decision to purchase the Investor Shares.

(b)    If the Investor resells thes Investor Shares outside the United States of America, it will comply with all applicable laws and regulations in each jurisdiction in which it so resells at its own expense.

(c)    No person has made any representation, disclosure or use of any information to the Investor in connection with the issue, offer, purchase or sale of the Investor Shares, except as set forth in or incorporated by reference in the Disclosure Package.

(c)    (i) The Investor has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Subscription Agreement and (ii) this Subscription Agreement constitutes a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, and, assuming that the Company is bound hereby, constitutes the Investor’s valid and binding obligation, enforceable against the Investor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

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(d)    The Investor understands that nothing in this Subscription Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Investor in connection with the purchase and sale of the Investor Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Investor Shares.

5.       Miscellaneous.

(a)     This Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are other no agreements or understandings with respect to the subject matter hereof that are not contained herein. This Subscription Agreement may be modified only in a writing signed by the signed by the Company and the Investor.

(b)     All representations, warranties, and agreements of the Company and the Investor herein shall survive delivery of, and payment for, the Investor Shares purchased hereunder.

(c)     This Subscription Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, it being understood that all parties need not sign the same counterpart.

(d)    The provisions of this Subscription Agreement are severable. In the event that any court or official of any regulatory agency of competent jurisdiction shall determine that any of the provisions contained in this Subscription Agreement shall, for any reason, be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription Agreement and this Subscription Agreement shall construed as if such invalid or illegal or unenforceable provision had never been contained herein, so long as such construction does not materially adversely affect the obligation of the Company to issue the Investor shares or the obligation of the Investor to pay the Purchase Price.

(e)     All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail if sent during normal business hours of the recipient, and if not so sent, then on the next business day, (iii) one day after delivery to the receipent by courier as indicated by a proof of delivery signed by the recipient or five days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All such notices and communications shall be sent to the Company or the Investor, as applicable, at its physical address or e-mail address set forth on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other party.

(f)     This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas without regard to the choice of law principles thereof. The parties agree that litigation relating to or arising out of this Subscription Agreement shall be conducted in the state and federal courts of Harris County, Texas, and submit to their jurisdiction. The parties agree that none such courts is an inconvenient forum

(g)     The headings of the sections of this Subscription Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Subscription Agreement.

(h)    Pronouns used herein in relation to the Investor, whatever their grammatical gender, shall be construed to refer to the Investor’s actual gender, by birth or by choice, as the case may be.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Subscription Agreement effective as of the date first written above.

THE COMPANY:

CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC.

By:

Address for notice:

Cannabis Bioscience International Holdings, Inc.

6201 Bonhomme Road, Suite 466S,

Houston, TX 77036

E-mail: ___________________________

Attention: Chief Executive Officer

[Signature Page to Subscription Agreement for the Company]

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IN WITNESS WHEREOF, the parties have executed this Subscription Agreement effective as of the date first written above.

THE INVESTOR:

If a natural person, sign here:

Name:	Name: _________________________________________

If an entity, sign here

Name of entity:
Name:
Title:

Address for Notice:

E-mail: ___________________________________________

Number of Investor Shares: ___________________________

Purchase Price Per Share: $0.0008

Purchase Price: ____________________________________

EIN or SSN: ______________________________________

[Signature Page to Subscription Agreement for the Investor]

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